EXHIBIT 99.2
                                 ------------

                Computational Materials and/or ABS Term Sheet

                    CHL Mortgage Pass-Through Trust 2005-1
                     Mortgage Pass-Through Certificates,
                                Series 2005-1



                       Preliminary Marketing Materials




                                   $1,088mm
                  (Approximate, subject to +/- 10% Variance)



                                 CWMBS, Inc.
                                  Depositor

                            Countrywide Home Loans
                                   (Seller)

                     Countrywide Home Loans Servicing LP
                              (Master Servicer)




                         [LOGO OMITTED] UBS Investment
                                            Bank

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                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans (the Seller ). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      2

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                   Bank                  CHL Mortgage Pass-Through Trust 2005-1
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                              Contact Information


                    FOR ADDITIONAL INFORMATION PLEASE CALL:

     --------------------------------------------------------------------
                              UBS Securities LLC
     --------------------------------------------------------------------
                                  MBS Finance

                Douglas Adelman                    (212) 713-2860


                                  MBS Trading

                Brian Bowes                        (212) 713-2860

                Adam Yarnold                       (212) 713-2860

                Margarita Genis                    (212) 713-2860

                Amit Pardasani                     (212) 713-2860

     --------------------------------------------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      3

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Preliminary Term Sheet                          Date Prepared: January 25, 2005
                    CHL Mortgage Pass-Through Trust 2005-1
              Mortgage Pass-Through Certificates, Series 2005-1
             $1,088mm (Approximate, Subject to +/- 10% Variance)

                        Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

==========================================================================================================================
                                                                                                           Expected
        Principal Amount    WAL (Yrs)    Pmt Window (Mths)      Interest                                   Ratings
Class      (Approx)(1)    Call/ Mat(2)    Call/ Mat(2)          Rate Type          Tranche Type           S&P/Moody s
-----      -----------    ------------    ------------          ---------          ------------           -----------
1-A-1     $353,403,000            Not Marketed Hereby           Floater(3)     Super Senior Floater        AAA/Aaa
1-A-2      $39,267,000    2.94 / 3.22      1 - 94 / 1  -360     Floater(3)     Senior Mez Floater          AAA/Aaa
2-A-1     $414,350,000    2.93 / 3.22      1 - 94 / 1 - 360     Floater(3)     Super Senior Floater        AAA/Aaa
2-A-2      $46,039,000    2.93 / 3.22      1 - 94 / 1 - 360     Floater(3)     Senior Mez Floater          AAA/Aaa
2-A-3     $150,000,000            Not Marketed Hereby           Floater(3)      Senior Floater             AAA/Aaa
1-X(4)      Notional              Not Marketed Hereby           Variable       Senior WAB IP/PO            AAA/Aaa
2-X(5)      Notional              Not Marketed Hereby           Variable       Senior WAB IP/PO            AAA/Aaa
M-X(6)      Notional              Not Marketed Hereby           Variable       Senior WAB IP/PO            AAA/ANR
 A-R          $100                Not Marketed Hereby           Variable        Senior/Residual            AAA/Aaa
 M-1      $31,549,000     5.37 / 6.04 1   94 / 1 - 360          Floater(7)     Subordinate Floater         AA+/Aa3
 M-2      $15,231,000     5.37 / 6.04 1   94 / 1 - 360          Floater(7)     Subordinate Floater           AA
 B-1      $11,967,000     5.37 / 6.04 1   94 / 1 - 360          Floater(7)     Subordinate Floater            A
 B-2       $7,615,000     5.37 / 6.04 1   94 / 1 - 360          Floater(7)     Subordinate Floater           BBB
 B-3       $7,615,000                                                          Subordinate Floater           BB
 B-4       $6,527,000      Privately Offgered Certificates                     Subordinate Floater            B
 B-5       $4,353,134                                                          Subordinate Floater           NR/NR
==========================================================================================================================

Total $1,087,916,134

(1) Distributions on the Class 1-A-1 and Class 1-A-2 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ( Group 1 Mortgage Loans ). Distributions on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ( Group 2 Mortgage Loans ). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2 and Class 2-A- 3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class 1-X Certificates will consist of one interest only component and one principal and interest component each related to Class 1-A-1 and 1-A-2 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of Class 1-A-1 and Class 1-A-2 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1 and Class 1-A-2 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X Certificates will each have an initial



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      4

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     principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the principal and interest component of the Class 1-X Certificates, as described in the final prospectus supplement.

(5) The Class 2-X Certificates will consist of one interest only component and one principal and interest component each related to the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, adjusted for the related interest accrual period. The principal and interest components of the Class 2-X Certificate will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the principal and interest component of the Class 2-X Certificates, as described in the final prospectus supplement.

(6) The Class M-X Certificates will consist of one interest only component and one principal and interest component each related to the Group 1 and Group 2 Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of
     (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3, Class B-4 and Class B-5 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class M-X Certificate will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans and Group 2 Mortgage Loans allocated to the principal and interest component of the Class M-X Certificates, as described in the final prospectus supplement.

(7) For each Distribution Date, the Certificate Interest Rate for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      5

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
Depositor:                              CWMBS, Inc.

Lead Underwriter:                       UBS Securities LLC

Seller:                                 Countrywide Home Loans, Inc.

Master Servicer:                        Countrywide Home Loans Servicing, LP.

Trustee:                                The Bank of New York

Rating Agencies:                        S&P and Moody s will rate the Offered Certificates as specified on the prior page.

Cut-off Date:                           January 1, 2005.

Expected Pricing Date:                  January 25, 2005.

Closing Date:                           On or about January 31, 2005.

Distribution Date:                      The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in February 2005.

Certificates:                           The Senior Certificates will consist of the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class
                                        2- A-2, Class 2-A-3, Class 1-X, Class 2-X, and Class M-X Certificates (collectively the
                                        Class A Certificates ), and Class A-R Certificate. The Class M-1, Class M-2 Certificates
                                        (collectively the Class M Certificates ), Class B-1, Class B-2, Class B-3, Class B-4 and
                                        Class B-5 Certificates will be referred to herein as the Subordinate Certificates. The
                                        Senior Certificates and the Subordinate Certificates are collectively referred to herein as the Certificates. The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, and Class
                                        2-A-3 Certificates and the Subordinate Certificates are referred to herein as the LIBOR
                                        Certificates . The Senior Certificates and the Class M, Class B-1 and Class B-2
                                        Certificates (the Offered Certificates ) are being offered publicly as described in the final prospectus supplement.

Accrued Interest:                       The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class 1-X, Class 2-X, and Class M-X will include [30] days of accrued interest.

Interest Accrual Period:                The interest accrual period with respect to the Senior Certificates for a given
                                        Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such
                                        Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-R,
                                        Class 1-X, Class 2-X, and Class M-X Certificates will be the calendar month prior to such
                                        Distribution Date (on a 30/360 basis).

Registration:                           The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      6

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
Federal Tax Treatment:                  It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R
                                        Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:                      The Class A Certificates and the Class M Certificates, Class B-1 and Class B-2
                                        Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                                        Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:                        The Senior Certificates and Class M Certificates are expected to constitute mortgage related securities for purposes of SMMEA. The remaining Certificates will not constitute mortgage related securities for purposes of SMMEA.

Optional Termination:                   The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the
                                        Cut-off Date (the Optional Call Date ).

Pricing Prepayment
Speed:                                  The LIBOR Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:                         The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to three months)
                                        based upon an index rate of the 12-month moving average of the monthly yield on United
                                        States treasury securities adjusted to a constant maturity of one year (the MTA ). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                                        For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50%
                                        of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%) of the original principal balance due to
                                        Deferred Interest (the Negative Amortization Limit ), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                                        Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, Deferred Interest ). The amount of any Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      7

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
                                        The Group 1 Mortgage Loans consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                                        Group 2 Mortgage Loans consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the Mortgage Loans .

                                        On the Closing Date the aggregate principal balance of the Mortgage Loans as of the
                                        Cut-off Date is expected to be at least approximately [1,087,916,134], the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be at least approximately [425,889,116]and the aggregate principal balance of the Group 2
                                        Mortgage Loans as of the Cut-off Date is expected to be at least approximately
                                        [662,027,017].


Credit Enhancement:                     Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                                        Credit enhancement for the Senior Certificates will consist of the subordination of the
                                        Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially
                                        [7.80]% total subordination.

                                        Credit enhancement for the Class M-1 Certificates will consist of the subordination of the
                                        Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates,
                                        initially [4.90]% total subordination.

                                        Credit enhancement for the Class M-2 Certificates will consist of the subordination of the
                                        Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially [3.50]%
                                        total subordination.

                                        Credit enhancement for the Class B-1 Certificates will consist of the subordination of the
                                        Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially [2.40]% total subordination.

                                        Credit enhancement for the Class B-2 Certificates will consist of the subordination of the
                                        Class B-3, Class B-4 and Class B-5 Certificates, initially [1.70]% total subordination.

Shifting Interest:                      Until the Distribution Date occurring in February 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate
                                        Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                                        The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                        Periods:                        Unscheduled Principal Payments (%)
                                        --------                        ----------------------------------
                                        February 2005 - January 2015          0% Pro Rata Share
                                        February 2015 - January 2016         30% Pro Rata Share
                                        February 2016 - January 2017         40% Pro Rata Share
                                        February 2017 - January 2018         60% Pro Rata Share
                                        February 2018 - January 2019         80% Pro Rata Share
                                        February 2019 and after             100% Pro Rata Share


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      8

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                   Bank                  CHL Mortgage Pass-Through Trust 2005-1
-------------------------------------------------------------------------------

                                        However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in
                                        February 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in
                                        February 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                                        Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                                        Certificates.

                                        Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage
                                        (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage
                                        (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior
                                        Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                                        Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:                        Any realized losses on the Mortgage Loans will be allocated as follows: first, to the
                                        Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates as follows:
                                             (a)  any realized losses on the Group 1 Mortgage Loans to the Class 1-A-1
                                                  Certificates, Class 1-A-2 Certificates and the principal and interest component of the Class 1-X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 1-A-1
                                                  Certificates will instead be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero.
                                             (b)  Any realized losses on the Group 2 Mortgage Loans to the Class 2-A-1
                                                  Certificates, Class 2-A-2 Certificates, Class 2-A-3 Certificates and the
                                                  principal and interest component of the Class 2-X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1 Certificates will instead be allocated to the Class
                                                  2-A-2 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:                      The Net Mortgage Rate with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate, any lender paid mortgage insurance premiums, and the trustee fee rate.

Net WAC Cap:                            The Net WAC Cap for the Class 1-A-1 and Class 1-A-2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      9

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                   Bank                  CHL Mortgage Pass-Through Trust 2005-1
-------------------------------------------------------------------------------

                                        The Net WAC Cap for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates is equal to
                                        (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans.

                                        The Net WAC Cap for the Subordinate Certificates is equal to the weighted average of (x)
                                        the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the
                                        weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                                 The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of
                                        (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such
                                        Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous
                                        Distribution Dates (and any interest thereon at the Certificate Interest Rate for such
                                        Class without giving effect to the Net WAC Cap) (together, the Carryover Shortfall Amount
                                        ). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class 1-X, Class 2-X, or Class M-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-X , Class 2-X, or Class M-X
                                        Certificates, as described in the final prospectus supplement).

Net Deferred Interest:                  The Net Deferred Interest for a Distribution Date is the excess, if any, of Deferred
                                        Interest for the related due period over all principal payments for the related due period and prepayment period.

                                        On each Distribution Date, Net Deferred Interest will be allocated to each class of certificates in proportion to such class s interest entitlement for such Distribution
                                        Date.


Certificates Priority of
Distributions:                          Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                             1.   Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group; provided, however, that any distribution of interest to which the Class 1-X and Class 2-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into a carryover shortfall reserve fund (the Carryover Shorfall Reserve Fund ) and will not be distributed except as described below.
                                             2.   Payment of principal to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal.
                                             3.   Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class M-1,
                                                  Class M-2, Class B-1, Class B- 2, etc; provided, however, that any distribution of interest to which the Class M-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover
                                                  Shortfall Reserve Fund and will not be distributed except as described below.

                                        From amounts on deposit in the Carryover Shortfall Reserve Fund

                                             1.   Concurrently, Interest to (a) the Class 1-A-1 and Class 1-A-2 Certificates from amounts received from the Class 1-X Certificates, pro rata, based upon the amount of


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      10

[LOGO OMITTED] UBS Investment                       Computational Materials for
                   Bank                  CHL Mortgage Pass-Through Trust 2005-1
-------------------------------------------------------------------------------

                                                  any carryover shortfall amounts with respect to such classes of certificates remaining unpaid, (b) the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates
                                                  from amounts received from the Class 2-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid and (c) the Class M-1, Class M-2, Class B-1, Class
                                                  B-2, Class B-3, Class B-4, and Class B-5 Certificates from amounts received from the Class M-X Certificate, sequentially; in each case, in an amount up to the amount of any carryover shortfall amounts with respect to each such class of certificates.
                                             2.   To the Class 1-X, Class 2-X and M-X Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      11

[LOGO OMITTED] UBS Investment                       Computational Materials for
                   Bank                  CHL Mortgage Pass-Through Trust 2005-1
-------------------------------------------------------------------------------

   Average Life Table to Call

   ------------------------------------------------------------------------------------
                                 10 CPR      15 CPR     25 CPR      35 CPR     45 CPR

                                 To Call     To Call    To Call     To Call    To Call
   ------------------------------------------------------------------------------------

                Class 1-A-1

                        WAL       7.13        4.99       2.94        1.96       1.41

           Principal Window      1 - 211     1 - 154    1 - 94      1 - 64     1 - 47

   ------------------------------------------------------------------------------------

       Class 1-A-2

                        WAL       7.13        4.99       2.94        1.96       1.41

           Principal Window      1 - 211     1 - 154    1 - 94      1 - 64     1 - 47

   ------------------------------------------------------------------------------------

   Class 2-A-1

                        WAL       7.10        4.98       2.93        1.96       1.41

           Principal Window      1 - 211     1 - 154    1 - 94      1 - 64     1 - 47

   ------------------------------------------------------------------------------------

   Class 2-A-2

                        WAL       7.10        4.98       2.93        1.96       1.41

           Principal Window      1 - 211     1 - 154    1 - 94      1 - 64     1 - 47

   ------------------------------------------------------------------------------------

   Class 2-A-3

                        WAL       7.10        4.98       2.93        1.96       1.41

           Principal Window      1 - 211     1 - 154    1 - 94      1 - 64     1 - 47

   ------------------------------------------------------------------------------------

   Subordinate Certificates

                        WAL       12.00       8.58       5.37        3.93       3.04

           Principal Window      1 - 211     1 - 154    1 - 94      1 - 64     1 - 47

   ------------------------------------------------------------------------------------

                  LIBOR_1MO       2.55        2.55       2.55        2.55       2.55

                    MTA_1YR      1.887       1.887      1.887       1.887      1.887
   ------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      12

[LOGO OMITTED] UBS Investment
                   Bank
-------------------------------------------------------------------------------

Average Life Table to Maturity

---------------------------------------------------------------------------------------------------------
                                    10 CPR        15 CPR        25 CPR        35 CPR        45 CPR
                                 To Maturity   To Maturity   To Maturity   To Maturity   To Maturity
---------------------------------------------------------------------------------------------------------
                Class 1-A-1

                        WAL          7.55         5.40          3.22          2.15          1.54

           Principal Window        1 - 360       1 - 360       1 - 360       1 - 360       1 - 360

---------------------------------------------------------------------------------------------------------

          Class 1-A-2

                        WAL          7.55         5.40          3.22          2.15          1.54

           Principal Window        1 - 360       1 - 360       1 - 360       1 - 360       1 - 360

---------------------------------------------------------------------------------------------------------

Class 2-A-1

                        WAL          7.51         5.38          3.21          2.15          1.54

           Principal Window        1 - 360       1 - 360       1 - 360       1 - 360       1 - 360

---------------------------------------------------------------------------------------------------------

Class 2-A-2

                        WAL          7.51         5.38          3.21          2.15          1.54

           Principal Window        1 - 360       1 - 360       1 - 360       1 - 360       1 - 360

---------------------------------------------------------------------------------------------------------

Class 2-A-3

                        WAL          7.51         5.38          3.21          2.15          1.54

           Principal Window        1 - 360       1 - 360       1 - 360       1 - 360       1 - 360

---------------------------------------------------------------------------------------------------------

Subordinate Certificates

                        WAL         12.90         9.47          6.04          4.54          3.62

           Principal Window        1 - 360       1 - 360       1 - 360       1 - 360       1 - 360

---------------------------------------------------------------------------------------------------------
                  LIBOR_1MO          2.55         2.55           2.55          2.55          2.55
                    MTA_1YR         1.887        1.887          1.887         1.887         1.887
---------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                      13

                                 LOAN GROUP 1

                          Current Mortgage Rates/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Current Mortgage Rate (%)                    Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.000...............................           1,144            $ 267,221,954.00          62.74%               233,585.62
1.250...............................              19                4,586,800.00           1.08                241,410.53
1.375...............................             406               82,275,614.00          19.32                202,649.30
1.625...............................               3                  701,200.00           0.16                233,733.33
1.750...............................             118               24,967,945.59           5.86                211,592.76
1.950...............................               1                  218,000.00           0.05                218,000.00
1.980...............................               1                  154,850.00           0.04                154,850.00
2.000...............................              34                7,034,553.00           1.65                206,898.62
2.115...............................               1                  261,000.00           0.06                261,000.00
2.125...............................              51                9,773,924.69           2.29                191,645.58
2.135...............................               1                  326,300.00           0.08                326,300.00
2.165...............................               1                  127,000.00           0.03                127,000.00
2.175...............................               1                  120,000.00           0.03                120,000.00
2.250...............................               1                  279,900.00           0.07                279,900.00
2.320...............................               1                   99,450.00           0.02                 99,450.00
2.325...............................               2                  439,090.00           0.10                219,545.00
2.335...............................               3                  615,250.00           0.14                205,083.33
2.345...............................               1                  212,800.00           0.05                212,800.00
2.355...............................               3                  712,908.50           0.17                237,636.17
2.375...............................               1                  317,700.00           0.07                317,700.00
2.385...............................               1                  157,215.00           0.04                157,215.00
2.395...............................               3                  766,850.00           0.18                255,616.67
2.405...............................               2                  338,500.00           0.08                169,250.00
2.625...............................               1                  198,000.00           0.05                198,000.00
2.750...............................               7                1,348,500.00           0.32                192,642.86


                                            Weighted                                    Weighted
                                            Average                                     Average
                                           Remaining              Weighted              Original
                                            Term to               Average               Loan-to-
                                            Maturity            FICO Credit              Value
Current Mortgage Rate (%)                   (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------
1.000...............................          360                   709                   72.82
1.250...............................          360                   685                   73.22
1.375...............................          360                   723                   72.14
1.625...............................          360                   663                   68.89
1.750...............................          360                   710                   72.80
1.950...............................          360                   711                   72.67
1.980...............................          360                   626                   84.16
2.000...............................          360                   685                   91.60
2.115...............................          360                   776                   90.00
2.125...............................          360                   727                   77.72
2.135...............................          360                   668                   89.40
2.165...............................          360                   732                   88.81
2.175...............................          360                   620                   88.89
2.250...............................          360                   655                   90.00
2.320...............................          360                   721                   85.00
2.325...............................          360                   712                   95.00
2.335...............................          360                   658                   93.23
2.345...............................          360                   644                   95.00
2.355...............................          360                   718                   95.00
2.375...............................          360                   744                   90.00
2.385...............................          360                   742                   95.00
2.395...............................          360                   698                   93.78
2.405...............................          360                   642                   93.76
2.625...............................          360                   716                   89.59
2.750...............................          360                   650                   91.78


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Current Mortgage Rate (%)                    Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
3.095...............................               1                  174,900.00           0.04                174,900.00
3.125...............................               2                  363,151.75           0.09                181,575.88
3.645...............................               1                  201,091.05           0.05                201,091.05
4.000...............................               1                  232,576.52           0.05                232,576.52
4.125...............................               3                  637,976.04           0.15                212,658.68
4.250...............................               3                  666,245.49           0.16                222,081.83
4.375...............................              31                6,962,184.04           1.63                224,586.58
4.500...............................               1                  194,335.78           0.05                194,335.78
4.625...............................              10                2,459,216.22           0.58                245,921.62
4.700...............................               1                  156,486.72           0.04                156,486.72
4.720...............................               1                  350,909.62           0.08                350,909.62
4.750...............................               5                1,120,565.01           0.26                224,113.00
4.875...............................              32                7,941,757.04           1.86                248,179.91
5.000...............................               2                  387,128.22           0.09                193,564.11
5.250...............................               4                  465,583.43           0.11                116,395.86
5.750...............................               1                  319,704.60           0.08                319,704.60
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                            Weighted                                    Weighted
                                            Average                                     Average
                                           Remaining              Weighted              Original
                                            Term to               Average               Loan-to-
                                            Maturity            FICO Credit              Value
Current Mortgage Rate (%)                   (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------
3.095...............................          360                   735                   95.00
3.125...............................          360                   769                   95.00
3.645...............................          359                   672                   91.59
4.000...............................          359                   690                   70.64
4.125...............................          359                   715                   75.83
4.250...............................          359                   713                   85.59
4.375...............................          359                   698                   76.52
4.500...............................          359                   665                   73.73
4.625...............................          359                   718                   68.11
4.700...............................          359                   743                   95.00
4.720...............................          359                   678                   95.00
4.750...............................          359                   730                   76.81
4.875...............................          359                   710                   74.50
5.000...............................          359                   727                   75.35
5.250...............................          359                   719                   70.31
5.750...............................          358                   633                   71.11

      Total.........................


(1) The lender acquired mortgage insurance loans in loan group 1 are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the group 1 mortgage loans (as so adjusted) was approximately 1.376% per annum. Without the adjustment, the weighted average mortgage rate of the group 1 mortgage loans was approximately 1.385% per annum.

      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                             Current Mortgage Loan Principal Balances/(1)/

                                                                                          % of
                                                                                        Mortgage
Range of Current                           Number of             Aggregate              Loans in              Average
Mortgage Loan                               Mortgage         Principal Balance            Loan           Principal Balance
Principal Balances ($)                       Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
      0.01 -  50,000.00.............               4            $     126,920.00           0.03%                31,730.00
 50,000.01 - 100,000.00.............              91                7,563,317.38           1.78                 83,113.38
100,000.01 - 150,000.00.............             297               38,367,618.00           9.01                129,183.90
150,000.01 - 200,000.00.............             415               73,489,001.50          17.26                177,081.93
200,000.01 - 250,000.00.............             390               88,263,980.39          20.72                226,317.90
250,000.01 - 300,000.00.............             350               96,824,220.21          22.73                276,640.63
300,000.01 - 350,000.00.............             294               95,123,097.14          22.34                323,547.95
350,000.01 - 400,000.00.............              46               16,564,122.25           3.89                360,089.61
400,000.01 - 450,000.00.............               8                3,400,239.44           0.80                425,029.93
450,000.01 - 500,000.00.............               4                1,890,000.00           0.44                472,500.00
500,000.01 - 550,000.00.............               1                  524,300.00           0.12                524,300.00
550,000.01 - 600,000.00.............               1                  572,000.00           0.13                572,000.00
600,000.01 - 650,000.00.............               5                3,180,300.00           0.75                636,060.00
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
Range of Current                            Current               Term to                 FICO                Loan-to-
Mortgage Loan                               Mortgage              Maturity               Credit                Value
Principal Balances ($)                      Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
      0.01 -  50,000.00.............         1.189                  360                   741                   51.78
 50,000.01 - 100,000.00.............         1.662                  360                   725                   70.75
100,000.01 - 150,000.00.............         1.399                  360                   717                   72.22
150,000.01 - 200,000.00.............         1.421                  360                   709                   73.28
200,000.01 - 250,000.00.............         1.347                  360                   709                   73.56
250,000.01 - 300,000.00.............         1.323                  360                   709                   74.91
300,000.01 - 350,000.00.............         1.429                  360                   711                   73.37
350,000.01 - 400,000.00.............         1.360                  360                   714                   73.65
400,000.01 - 450,000.00.............         1.837                  360                   722                   73.12
450,000.01 - 500,000.00.............         1.188                  360                   717                   64.29
500,000.01 - 550,000.00.............         1.000                  360                   691                   70.00
550,000.01 - 600,000.00.............         1.375                  360                   716                   80.00
600,000.01 - 650,000.00.............         1.222                  360                   748                   73.18

     Total..........................

(1) As of the cut-off date, the average current mortgage loan principal balance of the group 1 mortgage loans was approximately $223,447.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                        FICO Credit Scores/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Range of FICO Credit Scores                  Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
581-600.............................               1            $     245,000.00           0.06%               245,000.00
601-620.............................               9                2,233,250.00           0.52                248,138.89
621-640.............................              81               17,903,378.51           4.20                221,029.36
641-660.............................             181               40,914,069.92           9.61                226,044.59
661-680.............................             259               58,242,926.52          13.68                224,876.16
681-700.............................             306               68,348,883.13          16.05                223,362.36
701-720.............................             306               69,340,673.76          16.28                226,603.51
721-740.............................             211               48,690,032.22          11.43                230,758.45
741-760.............................             201               43,099,399.12          10.12                214,424.87
761-780.............................             178               40,785,871.69           9.58                229,134.11
781-800.............................             135               29,139,731.44           6.84                215,849.86
801-820.............................              37                6,785,900.00           1.59                183,402.70
821-840.............................               1                  160,000.00           0.04                160,000.00
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Range of FICO Credit Scores                 Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
581-600.............................         1.000                  360                   595                   79.03
601-620.............................         1.465                  360                   616                   73.78
621-640.............................         1.280                  360                   631                   76.91
641-660.............................         1.382                  360                   651                   76.62
661-680.............................         1.476                  360                   671                   75.41
681-700.............................         1.400                  360                   690                   74.35
701-720.............................         1.378                  360                   710                   73.54
721-740.............................         1.345                  360                   730                   73.53
741-760.............................         1.392                  360                   751                   72.09
761-780.............................         1.404                  360                   770                   72.08
781-800.............................         1.301                  360                   789                   67.04
801-820.............................         1.282                  360                   809                   69.37
821-840.............................         1.750                  360                   826                   53.33

     Total..........................

(1) As of the cut-off date, the weighted average FICO Credit Score of the group 1 mortgage loans was approximately 711.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                 Original Loan-to-Value Ratios/(1)(2)/


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
Range of                                    Mortgage         Principal Balance            Loan           Principal Balance
Original Loan-to-Value Ratios (%)            Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
50.00 or Less.......................             120            $  23,280,242.74           5.47%               194,002.02
50.01 to 55.00......................              57               13,256,829.81           3.11                232,575.96
55.01 to 60.00......................              51               11,475,174.40           2.69                225,003.42
60.01 to 65.00......................             117               27,007,434.48           6.34                230,832.77
65.01 to 70.00......................             198               43,762,879.78          10.28                221,024.65
70.01 to 75.00......................             218               52,160,541.22          12.25                239,268.54
75.01 to 80.00......................           1,066              238,373,661.72          55.97                223,615.07
80.01 to 85.00......................               6                  920,300.00           0.22                153,383.33
85.01 to 90.00......................              28                6,352,501.46           1.49                226,875.05
90.01 to 95.00......................              45                9,299,550.70           2.18                206,656.68
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
Range of                                    Mortgage              Maturity               Credit                Value
Original Loan-to-Value Ratios (%)           Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
50.00 or Less.......................         1.215                  360                   740                   40.70
50.01 to 55.00......................         1.299                  360                   729                   52.66
55.01 to 60.00......................         1.163                  360                   719                   57.57
60.01 to 65.00......................         1.328                  360                   717                   63.01
65.01 to 70.00......................         1.426                  360                   719                   68.50
70.01 to 75.00......................         1.463                  360                   706                   73.65
75.01 to 80.00......................         1.306                  360                   707                   79.54
80.01 to 85.00......................         2.163                  360                   671                   83.90
85.01 to 90.00......................         2.647                  360                   687                   89.51
90.01 to 95.00......................         2.829                  360                   692                   94.17

     Total..........................

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 1 mortgage loans was approximately 73.56%.
(2) Does not take into account any secondary financing on the group 1 mortgage loans that may exist at the time of origination.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                         Geographic Distribution of Mortgaged Properties/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in               Average
                                            Mortgage         Principal Balance            Loan            Principal Balance
Geographic Area                              Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Alabama.............................               2            $     383,400.00           0.09%               191,700.00
Alaska..............................               1                  243,750.00           0.06                243,750.00
Arizona.............................              63               11,269,211.28           2.65                178,876.37
California..........................             668              176,512,601.49          41.45                264,240.42
Colorado............................              92               17,518,021.00           4.11                190,413.27
Connecticut.........................              25                5,838,170.00           1.37                233,526.80
Delaware............................               1                  337,000.00           0.08                337,000.00
Florida.............................             268               50,005,769.37          11.74                186,588.69
Georgia.............................              15                2,363,195.71           0.55                157,546.38
Hawaii..............................              19                5,532,667.00           1.30                291,193.00
Idaho...............................               9                1,721,952.00           0.40                191,328.00
Illinois............................              52               11,422,332.42           2.68                219,660.24
Indiana.............................               8                1,440,420.00           0.34                180,052.50
Kentucky............................               7                1,146,936.76           0.27                163,848.11
Louisiana...........................               9                1,421,183.50           0.33                157,909.28
Maryland............................              27                6,046,950.00           1.42                223,961.11
Massachusetts.......................              22                5,672,311.92           1.33                257,832.36
Michigan............................              51                8,791,643.20           2.06                172,385.16
Minnesota...........................              35                7,846,626.78           1.84                224,189.34
Mississippi.........................               1                  316,150.00           0.07                316,150.00
Missouri............................               4                  702,400.00           0.16                175,600.00
Montana.............................               1                  194,335.78           0.05                194,335.78
Nebraska............................               3                  388,800.00           0.09                129,600.00
Nevada..............................             147               33,854,541.75           7.95                230,303.01
New Hampshire.......................               5                1,229,750.00           0.29                245,950.00
New Jersey..........................              53               12,810,697.29           3.01                241,711.27
New Mexico..........................               4                  643,627.32           0.15                160,906.83
New York............................              21                4,744,227.70           1.11                225,915.60


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Geographic Area                             Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Alabama.............................         1.416                  360                   775                   64.78
Alaska..............................         1.375                  360                   649                   75.00
Arizona.............................         1.401                  360                   717                   76.85
California..........................         1.350                  360                   713                   70.26
Colorado............................         1.169                  360                   705                   75.79
Connecticut.........................         1.197                  360                   695                   76.72
Delaware............................         1.375                  360                   736                   51.69
Florida.............................         1.384                  360                   713                   77.03
Georgia.............................         1.562                  360                   700                   79.00
Hawaii..............................         1.134                  360                   719                   67.24
Idaho...............................         1.082                  360                   747                   73.03
Illinois............................         1.778                  360                   704                   77.94
Indiana.............................         1.004                  360                   717                   70.57
Kentucky............................         1.532                  360                   708                   80.46
Louisiana...........................         1.885                  360                   680                   82.48
Maryland............................         1.173                  360                   703                   74.37
Massachusetts.......................         1.268                  360                   705                   71.60
Michigan............................         1.573                  360                   713                   79.67
Minnesota...........................         1.434                  360                   709                   77.10
Mississippi.........................         1.000                  360                   665                   75.27
Missouri............................         1.793                  360                   717                   73.31
Montana.............................         4.500                  359                   665                   73.73
Nebraska............................         1.287                  360                   713                   79.19
Nevada..............................         1.506                  360                   711                   74.23
New Hampshire.......................         1.394                  360                   717                   77.10
New Jersey..........................         1.393                  360                   709                   73.06
New Mexico..........................         1.874                  360                   688                   77.47
New York............................         1.397                  360                   705                   67.42



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Geographic Area                              Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
North Carolina......................              21                3,981,431.79           0.93                189,591.99
Ohio................................              23                3,192,251.55           0.75                138,793.55
Oklahoma............................               1                   50,260.00           0.01                 50,260.00
Oregon..............................              26                4,822,773.01           1.13                185,491.27
Pennsylvania........................              18                3,355,056.13           0.79                186,392.01
Rhode Island........................               5                1,264,479.32           0.30                252,895.86
South Carolina......................              11                1,897,199.34           0.45                172,472.67
South Dakota........................               2                  319,200.00           0.07                159,600.00
Tennessee...........................               8                1,088,562.00           0.26                136,070.25
Texas...............................              22                3,232,700.69           0.76                146,940.94
Utah................................              35                6,165,158.79           1.45                176,147.39
Vermont.............................               1                  154,400.00           0.04                154,400.00
Virginia............................              27                6,274,223.07           1.47                232,378.63
Washington..........................              73               16,090,798.35           3.78                220,421.90
Wisconsin...........................              18                3,173,950.00           0.75                176,330.56
Wyoming.............................               2                  428,000.00           0.10                214,000.00
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Geographic Area                             Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
North Carolina......................         1.477                  360                   701                   78.00
Ohio................................         1.417                  360                   701                   79.02
Oklahoma............................         2.125                  360                   691                   70.00
Oregon..............................         1.444                  360                   722                   78.32
Pennsylvania........................         1.377                  360                   699                   72.14
Rhode Island........................         1.533                  360                   655                   74.88
South Carolina......................         1.901                  360                   712                   78.40
South Dakota........................         1.553                  360                   721                   80.00
Tennessee...........................         1.530                  360                   694                   79.51
Texas...............................         1.486                  360                   730                   79.79
Utah................................         1.390                  360                   702                   79.35
Vermont.............................         1.000                  360                   770                   80.00
Virginia............................         1.589                  360                   712                   75.51
Washington..........................         1.322                  360                   707                   76.61
Wisconsin...........................         1.244                  360                   713                   78.35
Wyoming.............................         1.350                  360                   690                   80.00

     Total..........................

(1) As of the cut-off date, no more than approximately 0.421% of the group 1 mortgage loans will be secured by mortgaged properties located in any one postal zip code area.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                           Purpose of Mortgage Loans


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Loan Purpose                                 Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Refinance (cash-out)................             841            $ 194,337,788.77          45.63%             231,079.42
Purchase............................             650              143,940,173.15          33.80              221,446.42
Refinance (rate/term)...............             415               87,611,154.39          20.57              211,111.22
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Loan Purpose                                Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Refinance (cash-out)................         1.296                  360                   709                   70.52
Purchase............................         1.492                  360                   720                   78.23
Refinance (rate/term)...............         1.409                  360                   702                   72.63

     Total..........................


                                    Types of Mortgaged Properties

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Property Type                                Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2 to 4 Family Residence.............             108            $  28,526,095.60           6.70%               264,130.51
Hi-rise Condominium.................              50               10,936,909.07           2.57                218,738.18
Low-rise Condominium................             261               55,441,189.64          13.02                212,418.35
Planned Unit Development............             394               88,392,989.83          20.75                224,347.69
Single Family Residence.............           1,093              242,591,932.17          56.96                221,950.53
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Property Type                               Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2 to 4 Family Residence.............         1.522                  360                   719                   72.00
Hi-rise Condominium.................         1.654                  360                   711                   77.72
Low-rise Condominium................         1.454                  360                   716                   75.47
Planned Unit Development............         1.383                  360                   713                   74.92
Single Family Residence.............         1.342                  360                   708                   72.62

     Total..........................



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                         Occupancy Types/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Occupancy Type                               Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Investment Property.................             471            $  95,190,517.14          22.35%               202,103.01
Primary Residence...................           1,342              308,600,229.81          72.46                229,955.46
Secondary Residence.................              93               22,098,369.36           5.19                237,616.87
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Occupancy Type                              Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Investment Property.................         1.558                  360                   723                   72.59
Primary Residence...................         1.338                  360                   706                   73.59
Secondary Residence.................         1.294                  360                   728                   77.26

     Total..........................

(1) Based upon representations of the related borrowers at the time of origination.


                                                   Remaining Terms to Maturity/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Remaining Term to Maturity (Months)          Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
360.................................           1,802            $ 402,014,440.25          94.39%               223,093.47
359.................................              88               19,791,912.19           4.65                224,908.09
358.................................              12                3,147,651.24           0.74                262,304.27
357.................................               4                  935,112.63           0.22                233,778.16
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                                        Weighted
                                            Weighted              Weighted              Average
                                            Average               Average               Original
                                            Current                 FICO                Loan-to-
                                            Mortgage               Credit                Value
Remaining Term to Maturity (Months)         Rate(%)                Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------
360.................................         1.205                  711                   73.45
359.................................         4.368                  709                   75.01
358.................................         4.703                  698                   77.57
357.................................         4.728                  678                   77.71

     Total..........................

(1) As of the cut-off date, the weighted average remaining term to maturity of the group 1 mortgage loans was approximately 360 months.

      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                             Loan Programs


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Loan Program                                 Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
One-Year MTA........................           1,906            $ 425,889,116.31         100.00%               223,446.55
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Loan Program                                Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
One-Year MTA........................         1.385                  360                   711                   73.56

     Total..........................


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                          Gross Margins/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Gross Margin (%)                             Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.550...............................               5            $   1,015,100.00           0.24%               203,020.00
1.650...............................               2                  458,000.00           0.11                229,000.00
1.775...............................               1                  180,800.00           0.04                180,800.00
1.800...............................               2                  635,576.00           0.15                317,788.00
1.925...............................               6                1,231,280.00           0.29                205,213.33
2.025...............................               1                   50,260.00           0.01                 50,260.00
2.050...............................               8                1,992,950.00           0.47                249,118.75
2.150...............................               2                  389,000.00           0.09                194,500.00
2.175...............................              11                2,820,419.52           0.66                256,401.77
2.250...............................               1                  224,000.00           0.05                224,000.00
2.300...............................              36                7,929,463.04           1.86                220,262.86
2.400...............................              30                6,638,814.00           1.56                221,293.80
2.425...............................               9                1,692,807.00           0.40                188,089.67
2.500...............................              93               21,537,300.49           5.06                231,583.88
2.550...............................               3                  641,520.00           0.15                213,840.00
2.575...............................              51               12,404,531.00           2.91                243,226.10
2.600...............................              10                2,336,140.00           0.55                233,614.00
2.650...............................             478              113,863,921.09          26.74                238,209.04
2.675...............................              26                4,797,208.00           1.13                184,508.00
2.725...............................               1                  219,330.00           0.05                219,330.00
2.750...............................             147               32,466,541.40           7.62                220,860.83
2.775...............................              11                1,814,240.00           0.43                164,930.91
2.800...............................               8                2,195,550.00           0.52                274,443.75
2.825...............................              22                4,681,948.00           1.10                212,815.82
2.850...............................               3                  623,458.79           0.15                207,819.60
2.875...............................              37                7,379,599.51           1.73                199,448.64
2.900...............................             171               37,581,155.71           8.82                219,772.84


                                                                  Weighted                                    Weighted
                                            Weighted               Average               Weighted              Average
                                             Average              Remaining              Average              Original
                                             Current               Term to                 FICO               Loan-to-
                                            Mortgage               Maturity               Credit                Value
Gross Margin (%)                             Rate(%)               (Months)               Score               Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.550...............................         1.042                   360                  753                   72.80
1.650...............................         1.750                   360                  761                   44.34
1.775...............................         2.125                   360                  689                   80.00
1.800...............................         1.000                   360                  745                   64.85
1.925...............................         1.292                   360                  746                   76.45
2.025...............................         2.125                   360                  691                   70.00
2.050...............................         1.031                   360                  721                   73.97
2.150...............................         2.467                   360                  713                   85.40
2.175...............................         1.283                   360                  723                   71.67
2.250...............................         1.000                   360                  707                   80.00
2.300...............................         1.316                   360                  721                   72.71
2.400...............................         1.280                   360                  707                   72.20
2.425...............................         1.375                   360                  750                   73.43
2.500...............................         1.191                   360                  708                   74.14
2.550...............................         1.375                   360                  723                   77.57
2.575...............................         1.034                   360                  697                   71.82
2.600...............................         1.663                   360                  697                   78.28
2.650...............................         1.256                   360                  708                   73.95
2.675...............................         1.490                   360                  724                   69.51
2.725...............................         1.000                   360                  710                   79.90
2.750...............................         1.358                   360                  713                   73.15
2.775...............................         1.387                   360                  718                   75.57
2.800...............................         1.149                   360                  691                   77.26
2.825...............................         1.041                   360                  715                   78.35
2.850...............................         1.750                   360                  737                   69.38
2.875...............................         1.544                   360                  731                   71.06
2.900...............................         1.241                   360                  703                   73.75



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Gross Margin (%)                             Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.925...............................               1                  130,400.00           0.03                130,400.00
2.950...............................              22                4,889,244.00           1.15                222,238.36
2.975...............................              31                6,340,971.00           1.49                204,547.45
3.000...............................              14                2,772,300.00           0.65                198,021.43
3.025...............................             161               33,674,568.01           7.91                209,158.81
3.050...............................             266               61,096,493.58          14.35                229,686.07
3.075...............................               1                  324,000.00           0.08                324,000.00
3.100...............................               2                  491,012.00           0.12                245,506.00
3.125...............................              39                8,168,476.53           1.92                209,448.12
3.150...............................              17                3,590,273.11           0.84                211,192.54
3.175...............................               7                1,882,300.00           0.44                268,900.00
3.200...............................              22                4,875,885.00           1.14                221,631.14
3.225...............................               2                  202,028.69           0.05                101,014.35
3.275...............................              42                7,720,496.22           1.81                183,821.34
3.300...............................               1                  116,193.00           0.03                116,193.00
3.325...............................               5                1,009,698.00           0.24                201,939.60
3.350...............................              13                2,539,840.00           0.60                195,372.31
3.375...............................               1                  170,000.00           0.04                170,000.00
3.425...............................              34                7,703,833.43           1.81                226,583.34
3.450...............................               4                  808,100.00           0.19                202,025.00
3.475...............................               1                   97,500.00           0.02                 97,500.00
3.500...............................               6                1,279,670.00           0.30                213,278.33
3.525...............................               5                  970,000.00           0.23                194,000.00
3.550...............................               1                  252,800.00           0.06                252,800.00
3.575...............................               7                1,287,200.00           0.30                183,885.71
3.625...............................               1                  174,900.00           0.04                174,900.00
3.675...............................               3                  480,004.00           0.11                160,001.33
3.700...............................               3                  593,000.00           0.14                197,666.67
3.775...............................              12                2,929,754.84           0.69                244,146.24


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Gross Margin (%)                            Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.925...............................         1.750                  360                   663                   80.00
2.950...............................         1.371                  360                   697                   73.10
2.975...............................         1.120                  360                   703                   75.23
3.000...............................         1.750                  360                   726                   70.62
3.025...............................         1.478                  360                   721                   72.34
3.050...............................         1.468                  360                   710                   72.32
3.075...............................         1.750                  360                   630                   80.00
3.100...............................         1.000                  360                   774                   79.87
3.125...............................         2.186                  360                   720                   73.53
3.150...............................         2.025                  359                   683                   74.33
3.175...............................         1.375                  360                   708                   73.99
3.200...............................         1.211                  360                   713                   75.80
3.225...............................         2.125                  359                   708                   80.00
3.275...............................         1.703                  360                   724                   75.05
3.300...............................         2.125                  360                   717                   80.00
3.325...............................         1.486                  360                   734                   74.35
3.350...............................         1.375                  360                   708                   73.20
3.375...............................         2.125                  360                   683                   69.39
3.425...............................         1.616                  360                   730                   72.55
3.450...............................         1.835                  360                   692                   82.23
3.475...............................         1.375                  360                   737                   75.00
3.500...............................         1.375                  360                   703                   71.02
3.525...............................         2.282                  360                   745                   82.35
3.550...............................         1.000                  360                   681                   80.00
3.575...............................         1.375                  360                   708                   63.06
3.625...............................         3.875                  360                   735                   95.00
3.675...............................         2.125                  360                   735                   75.22
3.700...............................         3.125                  360                   693                   93.42
3.775...............................         3.157                  360                   695                   88.69


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Gross Margin (%)                             Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
3.925...............................               1                  123,750.00           0.03                123,750.00
3.950...............................               1                  178,000.00           0.04                178,000.00
4.000...............................               1                  319,704.60           0.08                319,704.60
4.025...............................               2                  502,065.00           0.12                251,032.50
4.325...............................               1                  187,401.75           0.04                187,401.75
4.375...............................               1                  206,340.00           0.05                206,340.00
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Gross Margin (%)                            Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
3.925...............................         1.375                  360                   704                   74.10
3.950...............................         3.125                  360                   641                   93.68
4.000...............................         5.750                  358                   633                   71.11
4.025...............................         3.125                  360                   738                   95.00
4.325...............................         3.125                  360                   780                   95.00
4.375...............................         3.125                  360                   655                   95.00

     Total..........................

(1) As of the cut-off date, the weighted average gross margin of the group 1 mortgage loans was approximately 2.830%.


                                                     Initial Rate Adjustment Dates

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Initial Rate Adjustment Date                 Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
November 1, 2004....................               3            $     632,546.70           0.15%               210,848.90
December 1, 2004....................              12                3,147,651.24           0.74                262,304.27
January 1, 2005.....................              80               18,143,561.84           4.26                226,794.52
February 1, 2005....................           1,403              319,433,979.00          75.00                227,679.24
March 1, 2005.......................             243               50,833,323.53          11.94                209,190.63
April 1, 2005.......................             140               28,375,089.00           6.66                202,679.21
May 1, 2005.........................              25                5,322,965.00           1.25                212,918.60
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Initial Rate Adjustment Date                Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
November 1, 2004....................         4.658                  357                   686                   78.46
December 1, 2004....................         4.703                  358                   698                   77.57
January 1, 2005.....................         4.655                  359                   709                   74.84
February 1, 2005....................         1.138                  360                   711                   73.17
March 1, 2005.......................         1.183                  360                   710                   74.54
April 1, 2005.......................         1.897                  360                   713                   75.05
May 1, 2005.........................         1.914                  360                   716                   72.24

     Total..........................


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                      Maximum Mortgage Rates/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Maximum Mortgage Rate (%)                    Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
9.950...............................           1,884            $ 421,527,090.89          98.98%               223,740.49
10.325..............................              18                3,080,350.56           0.72                171,130.59
10.950..............................               2                  603,201.93           0.14                301,600.97
11.325..............................               2                  678,472.93           0.16                339,236.47
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Maximum Mortgage Rate (%)                   Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
9.950...............................         1.372                  360                   711                   73.57
10.325..............................         2.077                  360                   717                   76.78
10.950..............................         3.243                  359                   722                   73.11
11.325..............................         4.875                  359                   720                   53.27

     Total..........................

(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 1 mortgage loans was approximately 9.956% per annum.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                       Minimum Mortgage Rates(1)

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in               Average
                                            Mortgage         Principal Balance            Loan            Principal Balance
Minimum Mortgage Rate (%)                    Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.000...............................              12            $   2,404,900.00           0.56%               200,408.33
1.375...............................               1                  171,000.00           0.04                171,000.00
1.550...............................               5                1,015,100.00           0.24                203,020.00
1.650...............................               2                  458,000.00           0.11                229,000.00
1.750...............................               2                  409,000.00           0.10                204,500.00
1.775...............................               1                  180,800.00           0.04                180,800.00
1.800...............................               2                  635,576.00           0.15                317,788.00
1.925...............................               6                1,231,280.00           0.29                205,213.33
2.025...............................               1                   50,260.00           0.01                 50,260.00
2.050...............................               8                1,992,950.00           0.47                249,118.75
2.150...............................               2                  389,000.00           0.09                194,500.00
2.175...............................              11                2,820,419.52           0.66                256,401.77
2.250...............................               1                  224,000.00           0.05                224,000.00
2.300...............................              36                7,929,463.04           1.86                220,262.86
2.400...............................              30                6,638,814.00           1.56                221,293.80
2.425...............................               9                1,692,807.00           0.40                188,089.67
2.500...............................              93               21,537,300.49           5.06                231,583.88
2.550...............................               3                  641,520.00           0.15                213,840.00
2.575...............................              51               12,404,531.00           2.91                243,226.10
2.600...............................              10                2,336,140.00           0.55                233,614.00
2.650...............................             471              112,226,921.09          26.35                238,273.72
2.675...............................              26                4,797,208.00           1.13                184,508.00
2.725...............................               1                  219,330.00           0.05                219,330.00
2.750...............................             145               32,043,541.40           7.52                220,989.94
2.775...............................              10                1,670,240.00           0.39                167,024.00
2.800...............................               8                2,195,550.00           0.52                274,443.75
2.825...............................              22                4,681,948.00           1.10                212,815.82


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Minimum Mortgage Rate (%)                   Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.000...............................         1.000                  360                   708                   76.59
1.375...............................         1.375                  360                   711                   69.80
1.550...............................         1.042                  360                   753                   72.80
1.650...............................         1.750                  360                   761                   44.34
1.750...............................         1.750                  360                   697                   67.02
1.775...............................         2.125                  360                   689                   80.00
1.800...............................         1.000                  360                   745                   64.85
1.925...............................         1.292                  360                   746                   76.45
2.025...............................         2.125                  360                   691                   70.00
2.050...............................         1.031                  360                   721                   73.97
2.150...............................         2.467                  360                   713                   85.40
2.175...............................         1.283                  360                   723                   71.67
2.250...............................         1.000                  360                   707                   80.00
2.300...............................         1.316                  360                   721                   72.71
2.400...............................         1.280                  360                   707                   72.20
2.425...............................         1.375                  360                   750                   73.43
2.500...............................         1.191                  360                   708                   74.14
2.550...............................         1.375                  360                   723                   77.57
2.575...............................         1.034                  360                   697                   71.82
2.600...............................         1.663                  360                   697                   78.28
2.650...............................         1.261                  360                   708                   73.88
2.675...............................         1.490                  360                   724                   69.51
2.725...............................         1.000                  360                   710                   79.90
2.750...............................         1.357                  360                   713                   73.16
2.775...............................         1.323                  360                   718                   75.19
2.800...............................         1.149                  360                   691                   77.26
2.825...............................         1.041                  360                   715                   78.35



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Minimum Mortgage Rate (%)                    Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.850...............................               3                  623,458.79           0.15                207,819.60
2.875...............................              37                7,379,599.51           1.73                199,448.64
2.900...............................             169               37,262,255.71           8.75                220,486.72
2.925...............................               1                  130,400.00           0.03                130,400.00
2.950...............................              22                4,889,244.00           1.15                222,238.36
2.975...............................              31                6,340,971.00           1.49                204,547.45
3.000...............................              13                2,607,300.00           0.61                200,561.54
3.025...............................             160               33,503,568.01           7.87                209,397.30
3.050...............................             266               61,096,493.58          14.35                229,686.07
3.075...............................               1                  324,000.00           0.08                324,000.00
3.100...............................               2                  491,012.00           0.12                245,506.00
3.125...............................              39                8,168,476.53           1.92                209,448.12
3.150...............................              17                3,590,273.11           0.84                211,192.54
3.175...............................               7                1,882,300.00           0.44                268,900.00
3.200...............................              21                4,749,885.00           1.12                226,185.00
3.225...............................               2                  202,028.69           0.05                101,014.35
3.275...............................              42                7,720,496.22           1.81                183,821.34
3.300...............................               1                  116,193.00           0.03                116,193.00
3.325...............................               5                1,009,698.00           0.24                201,939.60
3.350...............................              13                2,539,840.00           0.60                195,372.31
3.375...............................               1                  170,000.00           0.04                170,000.00
3.425...............................              34                7,703,833.43           1.81                226,583.34
3.450...............................               4                  808,100.00           0.19                202,025.00
3.475...............................               1                   97,500.00           0.02                 97,500.00
3.500...............................               6                1,279,670.00           0.30                213,278.33
3.525...............................               5                  970,000.00           0.23                194,000.00
3.550...............................               1                  252,800.00           0.06                252,800.00
3.575...............................               7                1,287,200.00           0.30                183,885.71
3.625...............................               1                  174,900.00           0.04                174,900.00


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Minimum Mortgage Rate (%)                   Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.850...............................         1.750                  360                   737                   69.38
2.875...............................         1.544                  360                   731                   71.06
2.900...............................         1.243                  360                   703                   73.72
2.925...............................         1.750                  360                   663                   80.00
2.950...............................         1.371                  360                   697                   73.10
2.975...............................         1.120                  360                   703                   75.23
3.000...............................         1.750                  360                   725                   72.06
3.025...............................         1.479                  360                   721                   72.35
3.050...............................         1.468                  360                   710                   72.32
3.075...............................         1.750                  360                   630                   80.00
3.100...............................         1.000                  360                   774                   79.87
3.125...............................         2.186                  360                   720                   73.53
3.150...............................         2.025                  359                   683                   74.33
3.175...............................         1.375                  360                   708                   73.99
3.200...............................         1.217                  360                   715                   75.96
3.225...............................         2.125                  359                   708                   80.00
3.275...............................         1.703                  360                   724                   75.05
3.300...............................         2.125                  360                   717                   80.00
3.325...............................         1.486                  360                   734                   74.35
3.350...............................         1.375                  360                   708                   73.20
3.375...............................         2.125                  360                   683                   69.39
3.425...............................         1.616                  360                   730                   72.55
3.450...............................         1.835                  360                   692                   82.23
3.475...............................         1.375                  360                   737                   75.00
3.500...............................         1.375                  360                   703                   71.02
3.525...............................         2.282                  360                   745                   82.35
3.550...............................         1.000                  360                   681                   80.00
3.575...............................         1.375                  360                   708                   63.06
3.625...............................         3.875                  360                   735                   95.00



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Minimum Mortgage Rate (%)                    Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
3.675...............................               3                  480,004.00           0.11                160,001.33
3.700...............................               3                  593,000.00           0.14                197,666.67
3.775...............................              12                2,929,754.84           0.69                244,146.24
3.925...............................               1                  123,750.00           0.03                123,750.00
3.950...............................               1                  178,000.00           0.04                178,000.00
4.000...............................               1                  319,704.60           0.08                319,704.60
4.025...............................               2                  502,065.00           0.12                251,032.50
4.325...............................               1                  187,401.75           0.04                187,401.75
4.375...............................               1                  206,340.00           0.05                206,340.00
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Minimum Mortgage Rate (%)                   Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
3.675...............................         2.125                  360                   735                   75.22
3.700...............................         3.125                  360                   693                   93.42
3.775...............................         3.157                  360                   695                   88.69
3.925...............................         1.375                  360                   704                   74.10
3.950...............................         3.125                  360                   641                   93.68
4.000...............................         5.750                  358                   633                   71.11
4.025...............................         3.125                  360                   738                   95.00
4.325...............................         3.125                  360                   780                   95.00
4.375...............................         3.125                  360                   655                   95.00

     Total..........................

(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 1 mortgage loans was approximately 2.818% per annum.


                                                  Maximum Negative Amortization/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Maximum Negative Amortization (%)            Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
110.00..............................              22            $   5,063,932.30           1.19%               230,178.74
115.00..............................           1,884              420,825,184.01          98.81                223,367.93
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Maximum Negative Amortization (%)           Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
110.00..............................         1.672                  360                   700                  67.65
115.00..............................         1.382                  360                   711                  73.63

     Total..........................

(1) Reflects maximum allowable percentage of original unpaid principal balance.



                                       Documentation Program for Mortgage Loans


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Documentation Program                        Loans              Outstanding             Group 1            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Full/Alternative....................             737            $ 155,783,656.54          36.58%               211,375.38
No Income/No Asset..................               1                  288,250.00           0.07                288,250.00
Reduced.............................           1,168              269,817,209.77          63.35                231,007.89
                                        -----------------  ------------------------  ---------------
      Total.........................           1,906            $ 425,889,116.31         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted               Average               Weighted              Average
                                             Average              Remaining              Average              Original
                                             Current               Term to                 FICO               Loan-to-
                                            Mortgage               Maturity               Credit                Value
Documentation Program                        Rate(%)               (Months)               Score               Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Full/Alternative....................         1.529                  360                   705                   76.23
No Income/No Asset..................         1.000                  360                   729                   79.99
Reduced.............................         1.303                  360                   715                   72.01

     Total..........................



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                 LOAN GROUP 2

                           Current Mortgage Rates(1)

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Current Mortgage Rate (%)                    Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.000...............................             915            $ 498,064,966.00          75.23%               544,333.30
1.250...............................              10                4,298,050.00           0.65                429,805.00
1.375...............................              96               47,362,067.00           7.15                493,354.86
1.625...............................               2                  915,000.00           0.14                457,500.00
1.750...............................              84               47,014,897.64           7.10                559,701.16
2.000...............................              12               19,011,954.00           2.87              1,584,329.50
2.105...............................               1                  387,000.00           0.06                387,000.00
2.125...............................              16                7,493,672.50           1.13                468,354.53
2.625...............................               1                  616,500.00           0.09                616,500.00
2.750...............................               2                2,413,100.11           0.36              1,206,550.06
3.625...............................               1                  635,980.79           0.10                635,980.79
3.875...............................               1                  349,165.93           0.05                349,165.93
4.125...............................               2                1,563,365.51           0.24                781,682.76
4.375...............................              34               18,278,854.97           2.76                537,613.38
4.500...............................               5                4,178,323.52           0.63                835,664.70
4.625...............................               2                  877,275.34           0.13                438,637.67
4.750...............................               3                1,275,657.07           0.19                425,219.02
4.875...............................              16                7,291,187.37           1.10                455,699.21
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                              Weighted                                   Weighted
                                              Average                                    Average
                                             Remaining             Weighted              Original
                                              Term to              Average               Loan-to-
                                              Maturity           FICO Credit              Value
Current Mortgage Rate (%)                     (Months)              Score                Ratio(%)
------------------------------------   ------------------  ------------------------  ---------------
1.000...............................            360                   708                   73.64
1.250...............................            360                   713                   71.71
1.375...............................            360                   723                   72.79
1.625...............................            360                   789                   63.56
1.750...............................            360                   714                   70.65
2.000...............................            360                   726                   70.48
2.105...............................            360                   735                   86.00
2.125...............................            360                   720                   74.63
2.625...............................            360                   668                   90.00
2.750...............................            360                   721                   61.82
3.625...............................            359                   714                   74.82
3.875...............................            359                   777                   63.18
4.125...............................            359                   741                   64.58
4.375...............................            359                   711                   74.79
4.500...............................            357                   721                   60.30
4.625...............................            359                   746                   66.09
4.750...............................            359                   692                   78.13
4.875...............................            359                   703                   76.54

     Total..........................

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the group 2 mortgage loans (as so adjusted) was approximately 1.3140% per annum. Without the adjustment, the weighted average mortgage rate of the group 2 mortgage loans was approximately 1.3143% per annum.

      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                             Current Mortgage Loan Principal Balances/(1)/

                                                                                          % of
                                                                                        Mortgage
Range of Current                           Number of             Aggregate              Loans in              Average
Mortgage Loan                               Mortgage         Principal Balance            Loan           Principal Balance
Principal Balances ($)                       Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
  150,000.01 -   200,000.00.........               1             $    154,000.00           0.02%               154,000.00
  200,000.01 -   250,000.00.........               3                  705,094.62           0.11                235,031.54
  250,000.01 -   300,000.00.........               7                2,072,923.08           0.31                296,131.87
  300,000.01 -   350,000.00.........              60               19,937,544.72           3.01                332,292.41
  350,000.01 -   400,000.00.........             255               97,153,518.14          14.68                380,994.19
  400,000.01 -   450,000.00.........             180               76,750,670.98          11.59                426,392.62
  450,000.01 -   500,000.00.........             188               89,707,223.78          13.55                477,166.08
  500,000.01 -   550,000.00.........             107               56,030,099.43           8.46                523,645.79
  550,000.01 -   600,000.00.........              74               42,796,625.32           6.46                578,332.77
  600,000.01 -   650,000.00.........             117               74,363,071.75          11.23                635,581.81
  650,000.01 -   700,000.00.........              30               20,355,203.79           3.07                678,506.79
  700,000.01 -   750,000.00.........              20               14,586,301.41           2.20                729,315.07
  750,000.01 - 1,000,000.00.........             118              104,983,049.59          15.86                889,686.86
1,000,000.01 - 1,500,000.00.........              31               40,622,922.21           6.14              1,310,416.85
1,500,000.01 - 2,000,000.00.........              12               21,808,768.93           3.29              1,817,397.41
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
Range of Current                            Current               Term to                 FICO                Loan-to-
Mortgage Loan                               Mortgage              Maturity               Credit                Value
Principal Balances ($)                      Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
  150,000.01 -   200,000.00.........          1.000                  360                   766                   12.83
  200,000.01 -   250,000.00.........          2.106                  360                   721                   42.55
  250,000.01 -   300,000.00.........          1.566                  360                   723                   64.49
  300,000.01 -   350,000.00.........          1.243                  360                   708                   76.07
  350,000.01 -   400,000.00.........          1.361                  360                   707                   74.04
  400,000.01 -   450,000.00.........          1.274                  360                   710                   74.97
  450,000.01 -   500,000.00.........          1.261                  360                   708                   76.02
  500,000.01 -   550,000.00.........          1.269                  360                   707                   76.64
  550,000.01 -   600,000.00.........          1.417                  360                   715                   74.81
  600,000.01 -   650,000.00.........          1.247                  360                   708                   75.04
  650,000.01 -   700,000.00.........          1.163                  360                   709                   71.56
  700,000.01 -   750,000.00.........          1.410                  360                   723                   72.38
  750,000.01 - 1,000,000.00.........          1.243                  360                   713                   69.36
1,000,000.01 - 1,500,000.00.........          1.190                  360                   709                   65.93
1,500,000.01 - 2,000,000.00.........          2.285                  360                   729                   66.94

     Total..........................


(1) As of the cut-off date, the average current mortgage loan principal balance of the group 2 mortgage loans was approximately $550,313.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                        FICO Credit Scores/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Range of FICO Credit Scores                  Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
601-620.............................               4             $  2,082,400.00            0.31%               520,600.00
621-640.............................              49               28,448,415.53            4.30                580,579.91
641-660.............................              97               46,959,167.55            7.09                484,115.13
661-680.............................             181              100,220,869.67           15.14                553,706.46
681-700.............................             219              116,563,958.90           17.61                532,255.52
701-720.............................             172               98,243,025.15           14.84                571,180.38
721-740.............................             176              100,491,615.24           15.18                570,975.09
741-760.............................             120               64,924,731.08            9.81                541,039.43
761-780.............................             120               69,585,962.27           10.51                579,883.02
781-800.............................              55               29,551,672.36            4.46                537,303.13
801-820.............................               9                4,475,200.00            0.68                497,244.44
821-840.............................               1                  480,000.00            0.07                480,000.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============



                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Range of FICO Credit Scores                 Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
601-620.............................         1.142                  360                   618                   72.50
621-640.............................         1.173                  360                   632                   70.87
641-660.............................         1.170                  360                   651                   75.30
661-680.............................         1.301                  360                   670                   74.03
681-700.............................         1.317                  360                   690                   74.34
701-720.............................         1.268                  360                   710                   73.23
721-740.............................         1.429                  360                   731                   71.77
741-760.............................         1.444                  360                   751                   73.53
761-780.............................         1.268                  360                   770                   71.55
781-800.............................         1.347                  360                   789                   72.66
801-820.............................         1.122                  360                   806                   72.34
821-840.............................         1.000                  360                   838                   80.00

     Total..........................

(1) As of the cut-off date, the weighted average FICO Credit Score of the group 2 mortgage loans was approximately 710.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                 Original Loan-to-Value Ratios/(1)(2)/

                                                                                          % of
                                                                                        Mortgage
Range of                                   Number of             Aggregate              Loans in              Average
Original Loan-to-Value Ratios               Mortgage         Principal Balance            Loan           Principal Balance
(%)                                          Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
50.00 or Less.......................              33             $ 18,978,752.78           2.87%               575,113.72
50.01 to   55.00....................              20               13,511,350.00           2.04                675,567.50
55.01 to   60.00....................              50               34,207,933.66           5.17                684,158.67
60.01 to   65.00....................              68               49,143,735.54           7.42                722,701.99
65.01 to   70.00....................             144               87,193,521.51          13.17                605,510.57
70.01 to   75.00....................             205              120,637,750.29          18.22                588,476.83
75.01 to   80.00....................             677              335,278,373.86          50.64                495,241.32
85.01 to   90.00....................               5                2,523,600.11           0.38                504,720.02
95.01 to 100.00.....................               1                  552,000.00           0.08                552,000.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
Range of                                    Current               Term to                 FICO                Loan-to-
Original Loan-to-Value Ratios               Mortgage              Maturity               Credit                Value
(%)                                         Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
50.00 or Less.......................         1.221                  360                   730                   43.67
50.01 to  55.00.....................         1.340                  360                   717                   53.98
55.01 to  60.00.....................         1.606                  360                   712                   57.62
60.01 to  65.00.....................         1.284                  360                   707                   63.07
65.01 to  70.00.....................         1.377                  360                   713                   68.74
70.01 to  75.00.....................         1.338                  360                   706                   73.76
75.01 to  80.00.....................         1.260                  360                   711                   79.51
85.01 to  90.00.....................         2.390                  360                   689                   88.60
95.01 to 100.00.....................         1.375                  360                   752                   98.57

     Total..........................

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 2 mortgage loans was approximately 73.20%.

(2) Does not take into account any secondary financing on the group 2 mortgage loans that may exist at the time of origination.

      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                         Geographic Distribution of Mortgaged Properties/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Geographic Area                              Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Arizona.............................              17             $  8,332,785.00           1.26%               490,163.82
California..........................             837              463,949,926.78          70.08                554,300.99
Colorado............................              17                9,505,103.79           1.44                559,123.75
Connecticut.........................              10                5,640,200.00           0.85                564,020.00
District of Columbia................               2                  904,770.00           0.14                452,385.00
Florida.............................              82               44,246,420.57           6.68                539,590.49
Georgia.............................               1                  428,000.00           0.06                428,000.00
Hawaii..............................               5                3,575,050.00           0.54                715,010.00
Idaho...............................               4                1,676,599.00           0.25                419,149.75
Illinois............................              23               14,687,016.47           2.22                638,565.93
Indiana.............................               2                  771,200.00           0.12                385,600.00
Kansas..............................               1                  460,000.00           0.07                460,000.00
Maryland............................               8                5,036,002.00           0.76                629,500.25
Massachusetts.......................              22               10,091,839.00           1.52                458,719.95
Michigan............................               8                5,257,550.00           0.79                657,193.75
Minnesota...........................               4                1,394,294.62           0.21                348,573.66
Missouri............................               2                  989,521.00           0.15                494,760.50
Nevada..............................              44               18,294,316.78           2.76                415,779.93
New Jersey..........................              23               12,463,914.72           1.88                541,909.34
New York............................              15                9,284,980.79           1.40                618,998.72
North Carolina......................               6                3,331,200.00           0.50                555,200.00
Ohio................................               2                  807,000.00           0.12                403,500.00
Oregon..............................               5                2,769,500.00           0.42                553,900.00
Pennsylvania........................               4                1,824,451.01           0.28                456,112.75
Rhode Island........................               2                  972,000.00           0.15                486,000.00
South Carolina......................               3                2,234,438.21           0.34                744,812.74
Tennessee...........................               3                2,021,500.00           0.31                673,833.33


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Geographic Area                             Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Arizona.............................         1.176                  360                   711                   69.81
California..........................         1.319                  360                   709                   73.48
Colorado............................         1.195                  360                   690                   71.31
Connecticut.........................         1.000                  360                   679                   70.67
District of Columbia................         1.416                  360                   744                   76.31
Florida.............................         1.243                  360                   715                   73.87
Georgia.............................         1.000                  360                   757                   80.00
Hawaii..............................         1.000                  360                   707                   75.00
Idaho...............................         1.057                  360                   697                   79.95
Illinois............................         1.268                  360                   719                   69.75
Indiana.............................         1.000                  360                   676                   68.81
Kansas..............................         1.000                  360                   692                   73.92
Maryland............................         1.187                  360                   712                   71.53
Massachusetts.......................         1.150                  360                   728                   74.60
Michigan............................         1.954                  360                   718                   65.59
Minnesota...........................         1.559                  360                   735                   73.50
Missouri............................         1.000                  360                   683                   76.45
Nevada..............................         1.404                  360                   719                   76.56
New Jersey..........................         1.349                  360                   721                   64.12
New York............................         1.373                  360                   697                   68.97
North Carolina......................         1.103                  360                   696                   71.76
Ohio................................         1.658                  360                   740                   79.90
Oregon..............................         1.362                  360                   719                   77.90
Pennsylvania........................         2.200                  360                   746                   71.70
Rhode Island........................         1.000                  360                   698                   80.00
South Carolina......................         2.680                  360                   705                   67.62
Tennessee...........................         1.241                  360                   697                   76.71



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Geographic Area                              Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Texas...............................               4                3,034,660.00           0.46                758,665.00
Utah................................               4                4,197,500.00           0.63              1,049,375.00
Vermont.............................               1                  445,000.00           0.07                445,000.00
Virginia............................              21               10,567,578.01           1.60                503,218.00
Washington..........................              16               10,387,200.00           1.57                649,200.00
Wisconsin...........................               4                2,121,500.00           0.32                530,375.00
Wyoming.............................               1                  324,000.00           0.05                324,000.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Geographic Area                             Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Texas...............................         1.000                  360                   757                   75.09
Utah................................         1.493                  360                   725                   73.46
Vermont.............................         1.000                  360                   689                   72.95
Virginia............................         1.749                  360                   701                   77.49
Washington..........................         1.000                  360                   704                   71.71
Wisconsin...........................         1.000                  360                   726                   72.66
Wyoming.............................         1.000                  360                   792                   80.00

     Total..........................

(1) As of the cut-off date, no more than approximately 1.213% of the group 2 mortgage loans will be secured by mortgaged properties located in any one postal zip code area.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                       Purpose of Mortgage Loans

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Loan Purpose                                 Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Refinance (cash-out)................             456             $247,621,479.97          37.40%               543,029.56
Purchase............................             552              306,241,881.59          46.26                554,786.02
Refinance (rate/term)...............             195              108,163,656.19          16.34                554,685.42
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Loan Purpose                                Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Refinance (cash-out)................         1.363                  360                   703                   69.94
Purchase............................         1.273                  360                   716                   76.50
Refinance (rate/term)...............         1.320                  360                   711                   71.29

     Total..........................


                                                     Types of Mortgaged Properties

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Property Type                                Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2 to 4 Family Residence.............              31             $ 20,331,550.00           3.07%               655,856.45
Hi-rise Condominium.................              21               13,735,095.77           2.07                654,052.18
Low-rise Condominium................             104               49,476,889.87           7.47                475,739.33
Planned Unit Development............             325              183,083,371.21          27.65                563,333.45
Single Family Residence.............             722              395,400,110.90          59.73                547,645.58
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Property Type                               Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2 to 4 Family Residence.............         1.319                  360                   718                   73.14
Hi-rise Condominium.................         1.261                  360                   708                   70.53
Low-rise Condominium................         1.274                  360                   713                   75.56
Planned Unit Development............         1.384                  360                   712                   73.43
Single Family Residence.............         1.289                  360                   709                   72.89

     Total..........................


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                         Occupancy Types/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Occupancy Type                               Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Investment Property.................             116             $ 56,526,538.38           8.54%               487,297.74
Primary Residence...................           1,045              580,825,251.76          87.73                555,813.64
Secondary Residence.................              42               24,675,227.61           3.73                587,505.42
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Occupancy Type                              Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Investment Property.................         1.524                  360                   723                   72.94
Primary Residence...................         1.299                  360                   709                   73.29
Secondary Residence.................         1.183                  360                   720                   71.52

     Total..........................


(1) Based upon representations of the related borrowers at the time of origination.


                                                   Remaining Terms to Maturity/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
Remaining Term                              Mortgage         Principal Balance            Loan           Principal Balance
to Maturity (Months)                         Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
360.................................           1,132             $623,321,093.50          94.15%               550,637.01
359.................................              61               32,377,177.51           4.89                530,773.40
358.................................               8                4,065,614.49           0.61                508,201.81
356.................................               2                2,263,132.25           0.34              1,131,566.13
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                                        Weighted
                                            Weighted              Weighted              Average
                                            Average               Average               Original
                                            Current                 FICO                Loan-to-
Remaining Term                              Mortgage               Credit                Value
to Maturity (Months)                        Rate(%)                Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------
360.................................         1.135                  710                  73.23
359.................................         4.141                  709                  73.25
358.................................         4.476                  713                  76.41
356.................................         4.500                  733                  56.22
     Total..........................

(1) As of the cut-off date, the weighted average remaining term to maturity of the group 2 mortgage loans was approximately 360 months.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                             Loan Programs

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Loan Program                                 Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
One-Year MTA........................           1,203             $662,027,017.75         100.00%               550,313.40
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Loan Program                                Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
One-Year MTA........................         1.314                  360                   710                   73.20

     Total..........................


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                          Gross Margins/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Gross Margin (%)                             Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.550...............................               2             $    890,368.00           0.13%               445,184.00
1.650...............................               1                  400,000.00           0.06                400,000.00
1.775...............................               1                  302,422.50           0.05                302,422.50
1.800...............................               4                2,808,979.79           0.42                702,244.95
1.925...............................               5                2,449,072.00           0.37                489,814.40
2.025...............................               1                  520,000.00           0.08                520,000.00
2.050...............................              16               10,324,599.93           1.56                645,287.50
2.150...............................               4                2,752,000.00           0.42                688,000.00
2.175...............................              13                8,366,399.00           1.26                643,569.15
2.275...............................               1                  427,920.00           0.06                427,920.00
2.300...............................              33               19,582,852.51           2.96                593,419.77
2.350...............................               2                1,148,625.00           0.17                574,312.50
2.400...............................              33               19,066,606.00           2.88                577,775.94
2.425...............................               3                3,286,954.00           0.50              1,095,651.33
2.500...............................              87               47,853,341.00           7.23                550,038.40
2.550...............................               1                  530,000.00           0.08                530,000.00
2.575...............................              63               39,702,230.00           6.00                630,194.13
2.600...............................              10                5,466,577.81           0.83                546,657.78
2.650...............................             441              242,064,020.97          36.56                548,898.01
2.675...............................              10                4,444,420.00           0.67                444,442.00
2.750...............................              99               59,844,328.46           9.04                604,488.17
2.775...............................               7                3,177,800.00           0.48                453,971.43
2.800...............................               9                4,207,800.00           0.64                467,533.33
2.825...............................              10                4,960,600.00           0.75                496,060.00
2.850...............................               1                  380,000.00           0.06                380,000.00
2.875...............................               5                2,265,919.21           0.34                453,183.84
2.900...............................              90               46,927,705.13           7.09                521,418.95


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Gross Margin (%)                            Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.550...............................         1.000                  360                   716                   80.00
1.650...............................         1.750                  360                   763                   61.54
1.775...............................         2.125                  360                   650                   75.00
1.800...............................         1.594                  360                   701                   68.53
1.925...............................         1.057                  360                   687                   65.25
2.025...............................         1.000                  360                   708                   80.00
2.050...............................         1.097                  360                   712                   74.37
2.150...............................         1.750                  360                   744                   61.82
2.175...............................         1.225                  360                   733                   73.68
2.275...............................         1.750                  360                   781                   80.00
2.300...............................         1.439                  360                   714                   76.74
2.350...............................         1.000                  360                   677                   80.00
2.400...............................         1.093                  360                   728                   74.48
2.425...............................         1.697                  360                   742                   71.55
2.500...............................         1.103                  360                   710                   74.41
2.550...............................         1.625                  360                   768                   58.89
2.575...............................         1.153                  360                   717                   71.73
2.600...............................         1.750                  360                   693                   75.01
2.650...............................         1.280                  360                   708                   73.27
2.675...............................         1.589                  360                   728                   73.16
2.750...............................         1.649                  360                   711                   71.10
2.775...............................         1.732                  360                   733                   69.92
2.800...............................         1.000                  360                   703                   70.23
2.825...............................         1.000                  360                   709                   70.64
2.850...............................         1.750                  360                   716                   80.00
2.875...............................         1.946                  360                   707                   67.48
2.900...............................         1.037                  360                   705                   74.47



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Gross Margin (%)                             Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.925...............................               2                1,026,000.00           0.15                513,000.00
2.950...............................              10                5,635,288.19           0.85                563,528.82
2.975...............................              14                9,624,850.00           1.45                687,489.29
3.000...............................               5                2,283,875.00           0.34                456,775.00
3.025...............................              51               25,427,404.88           3.84                498,576.57
3.050...............................             122               57,970,493.37           8.76                475,167.98
3.100...............................               1                  386,250.00           0.06                386,250.00
3.125...............................              14                8,917,650.00           1.35                636,975.00
3.150...............................               5                2,180,800.00           0.33                436,160.00
3.200...............................              10                5,147,410.00           0.78                514,741.00
3.275...............................               6                2,762,713.00           0.42                460,452.17
3.300...............................               1                1,155,000.00           0.17              1,155,000.00
3.350...............................               1                  426,750.00           0.06                426,750.00
3.425...............................               3                1,175,792.00           0.18                391,930.67
3.550...............................               2                1,479,000.00           0.22                739,500.00
3.575...............................               1                  400,000.00           0.06                400,000.00
3.675...............................               1                  763,000.00           0.12                763,000.00
3.725...............................               1                  616,500.00           0.09                616,500.00
6.050...............................               1                  496,700.00           0.08                496,700.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Gross Margin (%)                            Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.925...............................         1.750                  360                   666                   75.07
2.950...............................         1.532                  360                   717                   73.76
2.975...............................         1.056                  360                   685                   63.67
3.000...............................         1.750                  360                   674                   77.51
3.025...............................         1.475                  360                   717                   72.91
3.050...............................         1.487                  360                   709                   74.28
3.100...............................         1.000                  360                   664                   75.00
3.125...............................         1.394                  360                   724                   75.20
3.150...............................         1.621                  360                   718                   68.22
3.200...............................         1.065                  360                   702                   76.84
3.275...............................         1.550                  360                   726                   82.54
3.300...............................         1.750                  360                   696                   70.00
3.350...............................         1.375                  360                   728                   75.00
3.425...............................         1.375                  360                   695                   74.54
3.550...............................         1.000                  360                   699                   76.70
3.575...............................         1.375                  360                   718                   48.31
3.675...............................         2.125                  360                   679                   67.82
3.725...............................         2.625                  360                   668                   90.00
6.050...............................         1.000                  360                   774                   80.00

     Total..........................

(1) As of the cut-off date, the weighted average gross margin of the group 2 mortgage loans was approximately 2.703%.


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                     Initial Rate Adjustment Dates

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Initial Rate Adjustment Date                 Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
October 1, 2004.....................               1             $    359,317.32           0.05%               359,317.32
December 1, 2004....................               9                5,969,429.42           0.90                663,269.94
January 1, 2005.....................              54               28,121,063.76           4.25                520,760.44
February 1, 2005....................             919              496,647,896.00          75.02                540,422.08
March 1, 2005.......................             127               79,221,754.75          11.97                623,793.34
April 1, 2005.......................              83               44,893,136.50           6.78                540,881.16
May 1, 2005.........................              10                6,814,420.00           1.03                681,442.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Initial Rate Adjustment Date                Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
October 1, 2004.....................         4.500                  356                   751                   60.00
December 1, 2004....................         4.484                  357                   718                   69.75
January 1, 2005.....................         4.486                  359                   711                   73.52
February 1, 2005....................         1.068                  360                   710                   73.60
March 1, 2005.......................         1.135                  360                   706                   72.32
April 1, 2005.......................         1.846                  360                   720                   70.93
May 1, 2005.........................         1.814                  360                   704                   71.20

     Total..........................


                                                      Maximum Mortgage Rates/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Maximum Mortgage Rate (%)                    Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
 9.950..............................           1,201             $661,143,017.75          99.87%               550,493.77
10.325..............................               1                  385,000.00           0.06                385,000.00
10.950..............................               1                  499,000.00           0.08                499,000.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted               Average               Weighted              Average
                                             Average              Remaining              Average              Original
                                             Current               Term to                 FICO               Loan-to-
                                            Mortgage               Maturity               Credit                Value
Maximum Mortgage Rate (%)                    Rate(%)               (Months)               Score               Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
 9.950..............................         1.314                  360                   710                   73.19
10.325..............................         1.625                  360                   817                   70.00
10.950..............................         1.000                  360                   695                   78.29

     Total..........................

(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 2 mortgage loans was approximately 9.951% per annum.



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                      Minimum Mortgage Rates/(1)/

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Minimum Mortgage Rate (%)                    Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.000...............................               8             $  3,826,900.00           0.58%               478,362.50
1.550...............................               2                  890,368.00           0.13                445,184.00
1.650...............................               1                  400,000.00           0.06                400,000.00
1.775...............................               1                  302,422.50           0.05                302,422.50
1.800...............................               4                2,808,979.79           0.42                702,244.95
1.925...............................               5                2,449,072.00           0.37                489,814.40
2.025...............................               1                  520,000.00           0.08                520,000.00
2.050...............................              16               10,324,599.93           1.56                645,287.50
2.150...............................               4                2,752,000.00           0.42                688,000.00
2.175...............................              13                8,366,399.00           1.26                643,569.15
2.275...............................               1                  427,920.00           0.06                427,920.00
2.300...............................              33               19,582,852.51           2.96                593,419.77
2.350...............................               2                1,148,625.00           0.17                574,312.50
2.400...............................              33               19,066,606.00           2.88                577,775.94
2.425...............................               3                3,286,954.00           0.50              1,095,651.33
2.500...............................              86               47,203,341.00           7.13                548,876.06
2.550...............................               1                  530,000.00           0.08                530,000.00
2.575...............................              63               39,702,230.00           6.00                630,194.13
2.600...............................              11                6,254,077.81           0.94                568,552.53
2.650...............................             436              239,683,240.97          36.20                549,732.20
2.675...............................               9                4,025,300.00           0.61                447,255.56
2.750...............................              98               59,056,828.46           8.92                602,620.70
2.775...............................               7                3,177,800.00           0.48                453,971.43
2.800...............................               9                4,207,800.00           0.64                467,533.33
2.825...............................              10                4,960,600.00           0.75                496,060.00
2.850...............................               1                  380,000.00           0.06                380,000.00
2.875...............................               5                2,265,919.21           0.34                453,183.84


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Minimum Mortgage Rate (%)                   Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
1.000...............................         1.000                  360                   730                   75.02
1.550...............................         1.000                  360                   716                   80.00
1.650...............................         1.750                  360                   763                   61.54
1.775...............................         2.125                  360                   650                   75.00
1.800...............................         1.594                  360                   701                   68.53
1.925...............................         1.057                  360                   687                   65.25
2.025...............................         1.000                  360                   708                   80.00
2.050...............................         1.097                  360                   712                   74.37
2.150...............................         1.750                  360                   744                   61.82
2.175...............................         1.225                  360                   733                   73.68
2.275...............................         1.750                  360                   781                   80.00
2.300...............................         1.439                  360                   714                   76.74
2.350...............................         1.000                  360                   677                   80.00
2.400...............................         1.093                  360                   728                   74.48
2.425...............................         1.697                  360                   742                   71.55
2.500...............................         1.105                  360                   710                   74.37
2.550...............................         1.625                  360                   768                   58.89
2.575...............................         1.153                  360                   717                   71.73
2.600...............................         1.750                  360                   705                   75.01
2.650...............................         1.283                  360                   708                   73.26
2.675...............................         1.611                  360                   726                   72.44
2.750...............................         1.647                  360                   710                   71.05
2.775...............................         1.732                  360                   733                   69.92
2.800...............................         1.000                  360                   703                   70.23
2.825...............................         1.000                  360                   709                   70.64
2.850...............................         1.750                  360                   716                   80.00
2.875...............................         1.946                  360                   707                   67.48


      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Minimum Mortgage Rate (%)                    Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.900...............................              89               46,550,705.13           7.03                523,041.63
2.925...............................               2                1,026,000.00           0.15                513,000.00
2.950...............................              10                5,635,288.19           0.85                563,528.82
2.975...............................              14                9,624,850.00           1.45                687,489.29
3.000...............................               5                2,283,875.00           0.34                456,775.00
3.025...............................              51               25,427,404.88           3.84                498,576.57
3.050...............................             122               57,970,493.37           8.76                475,167.98
3.100...............................               1                  386,250.00           0.06                386,250.00
3.125...............................              14                8,917,650.00           1.35                636,975.00
3.150...............................               5                2,180,800.00           0.33                436,160.00
3.200...............................              10                5,147,410.00           0.78                514,741.00
3.275...............................               6                2,762,713.00           0.42                460,452.17
3.300...............................               1                1,155,000.00           0.17              1,155,000.00
3.350...............................               1                  426,750.00           0.06                426,750.00
3.425...............................               3                1,175,792.00           0.18                391,930.67
3.550...............................               2                1,479,000.00           0.22                739,500.00
3.575...............................               1                  400,000.00           0.06                400,000.00
3.675...............................               1                  763,000.00           0.12                763,000.00
3.725...............................               1                  616,500.00           0.09                616,500.00
6.050...............................               1                  496,700.00           0.08                496,700.00
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Minimum Mortgage Rate (%)                   Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
2.900...............................         1.037                  360                   704                   74.48
2.925...............................         1.750                  360                   666                   75.07
2.950...............................         1.532                  360                   717                   73.76
2.975...............................         1.056                  360                   685                   63.67
3.000...............................         1.750                  360                   674                   77.51
3.025...............................         1.475                  360                   717                   72.91
3.050...............................         1.487                  360                   709                   74.28
3.100...............................         1.000                  360                   664                   75.00
3.125...............................         1.394                  360                   724                   75.20
3.150...............................         1.621                  360                   718                   68.22
3.200...............................         1.065                  360                   702                   76.84
3.275...............................         1.550                  360                   726                   82.54
3.300...............................         1.750                  360                   696                   70.00
3.350...............................         1.375                  360                   728                   75.00
3.425...............................         1.375                  360                   695                   74.54
3.550...............................         1.000                  360                   699                   76.70
3.575...............................         1.375                  360                   718                   48.31
3.675...............................         2.125                  360                   679                   67.82
3.725...............................         2.625                  360                   668                   90.00
6.050...............................         1.000                  360                   774                   80.00

     Total..........................

(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 2 mortgage loans was approximately 2.693% per annum.



                      Maximum Negative Amortization/(1)/




      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
Maximum Negative                            Mortgage         Principal Balance            Loan           Principal Balance
Amortization (%)                             Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
110.00..............................              15             $  9,284,980.79           1.40%               618,998.72
115.00..............................           1,188              652,742,036.96          98.60                549,446.16
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
Maximum Negative                            Mortgage              Maturity               Credit                Value
Amortization (%)                            Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
110.00..............................         1.373                  360                  697                    68.97
115.00..............................         1.313                  360                  711                    73.26

     Total..........................

(1) Reflects maximum allowable percentage of original unpaid principal balance.


                                               Documentation Program for Mortgage Loans


                                                                                          % of
                                                                                        Mortgage
                                           Number of             Aggregate              Loans in              Average
                                            Mortgage         Principal Balance            Loan           Principal Balance
Documentation Program                        Loans              Outstanding             Group 2            Outstanding($)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Full/Alternative....................             261             $147,775,700.31          22.32%               566,190.42
Reduced.............................             942              514,251,317.44          77.68                545,914.35
                                        -----------------  ------------------------  ---------------
     Total..........................           1,203             $662,027,017.75         100.00%
                                        =================  ========================  ===============


                                                                  Weighted                                    Weighted
                                            Weighted              Average               Weighted              Average
                                            Average              Remaining              Average               Original
                                            Current               Term to                 FICO                Loan-to-
                                            Mortgage              Maturity               Credit                Value
Documentation Program                       Rate(%)               (Months)               Score                Ratio(%)
------------------------------------    -----------------  ------------------------  ---------------  ------------------------
Full/Alternative....................         1.318                 360                   705                    74.15
Reduced.............................         1.313                 360                   712                    72.92

     Total..........................




      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the
  Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the
    "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value.
        Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
         The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.